EXHIBIT 10.6

              SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

                                 WITH RESPECT TO
                               PROMISSORY NOTES IN
                            WORKFLOW MANAGEMENT, INC.



                                January 19, 1999


Workflow Management, Inc.
240 Royal Palm Way
Palm Beach, FL  33480

Gentlemen:

      1.    Subscription.

            a. The undersigned irrevocably subscribes for and agrees to purchase a promissory note (the "Note") of Workflow Management, Inc., a Delaware corporation ("Company") having a principal amount specified on the signature page hereof (the "Note Amount"), pursuant to the terms and conditions of this Subscription and Investment Representation Agreement ("Agreement"). The purchase price for the Note shall be the Note Amount. The undersigned understands that after delivery: (i) this subscription to purchase the Note is irrevocable; and
(ii) in the event this subscription is for any reason rejected, in whole or in part, or the offering is for any reason canceled, the undersigned will have no obligations or rights, except as provided in this Agreement. The Note is in the form of Exhibit A and is accompanied by an attached warrant to acquire shares of the common stock of the Company, which is attached as an exhibit to the Note ("Warrant").

            b. Upon the execution of this Agreement, the undersigned will deliver to the Company the following: (i) the original of this Agreement, fully executed, with the Note Amount the undersigned desires to purchase specified on the signature page hereof; (ii) a check made payable to the Company, in the amount corresponding to the Note Amount; and (iii) any other pertinent documents requested by the Company.

            c. $4,878,000 in Notes (the "Offering Maximum") is proposed to be sold in this offering. The offering will terminate on the earlier of (i) acceptance by the Company of subscriptions for the Offering Maximum or (ii) January 20, 1999. The Company reserves the right to extend the offering to January 30, 1999, at its discretion. At such time as Notes equal to the Offering Maximum have been subscribed for, the Company will use all funds raised in this offering to redeem shares of the Company's common stock in open market or privately negotiated transactions at prevailing market prices.

      2. Acceptance of Subscription. The undersigned understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Notes, in whole or in part, on or before January 20, 1999, notwithstanding prior receipt by the undersigned of notice of acceptance, subject to the Company's right to extend the offering to January 30, 1999. If this subscription is rejected in its entirety, the Company shall promptly return all funds received, without interest thereon, if any, and this Agreement shall thereafter be of no further force or effect.

      3. Acknowledgments. The undersigned understands and acknowledges that:

            a. The  undersigned has received a copy of (i) the form of the Note,
(ii) the form of the Warrant, (iii) the Company's Certificate of Incorporation and Bylaws, (iv) the Company's Annual Report on Form 10-K for the fiscal year ended April 25, 1998, as filed with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 ("Exchange Act") and (v) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended July 25, 1998, and October 24, 1998, as filed with the SEC under the Exchange Act (collectively referred to as the "Transaction Documents"). The undersigned has had an opportunity to carefully review the Transaction Documents, any other documents the undersigned has requested to review, and to ask questions and receive answers from the Company concerning the terms and conditions of the offering. The undersigned acknowledges that the exhibits to the Company's Forms 10-K and 10-Q included within the Transaction Documents are available to the undersigned upon written request. The undersigned has also had the opportunity to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of any information in the Transaction Documents. In evaluating the suitability of an investment in the Company, the undersigned has not relied upon any representations or other information (whether oral or written) other than as set forth in the Transaction Documents.

            b The Notes and the Warrant (collectively the "Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any applicable state securities laws. The Securities are intended to be exempt from the registration requirements of the Securities Act under
Section 4(2) of the Securities Act and the provisions of Rules 505 and 506 of Regulation D promulgated thereunder by the SEC ("Regulation D") and applicable exemptions from state securities laws.

            c. No federal or state agency has passed upon the Securities or made any finding or determination concerning the fairness of this investment.

            d. The Securities may not be transferred in the absence of (i) registration of the Securities for resale under the Securities Act or (ii) an opinion by counsel to the Company that the proposed transfer will not violate applicable federal and state securities laws and will not jeopardize the exemptions from registration under which the Securities will initially be issued.

      4.    Representations and Warranties.

            a.    The undersigned represents and warrants that:

                  (1) The undersigned is acquiring the Securities for his or its own account for investment, and not with a view to distribution or resale, and will not sell, assign or otherwise transfer any or all of the Securities acquired pursuant to this Agreement, unless such Securities have been registered under the Securities Act and any applicable state securities laws or, in the opinion of counsel for the Company, an exemption from the registration requirement of the Securities Act and state securities laws is available.

                  (2) (a) The undersigned either is an "Accredited Investor," as defined in Regulation D or has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment; (b) the undersigned has adequate net worth and means of providing for his or its current needs and personal contingencies should the undersigned sustain a complete loss of his or its investment in the Securities;
(c) the undersigned has no need for liquidity in this investment in the Securities; and (d) the undersigned has evaluated the risks of investing in the Securities, has substantial experience in making investment decisions of this type and is capable of evaluating the merits and risks of this transaction or is relying on his or its own investment advisor or other qualified investment representative in making this investment decision.

                  (3) The undersigned has discussed with his or its professional legal, tax, and financial advisors the consequences of the investment in the Securities for his or its particular situation.

                  (4) The undersigned recognizes that investment in the Company involves certain risks, and the undersigned has taken full cognizance of and understands all of the risks factors related to the purchase of the Securities, including, but not limited to, those risk factors specifically identified in the Forms 10-K and 10-Q of the Company filed under the Exchange Act and included in the Transaction Documents.

                  (5) All information the undersigned has provided in this Agreement to the Company concerning the undersigned and his or its financial position is correct and complete as of the date set forth below, and if there should be any material change in such information before the acceptance of this Agreement, the undersigned will immediately provide that information.

                  (6) The undersigned is acquiring the Securities without being furnished any offering literature or prospectus other than the Transaction Documents, and any information the undersigned has requested of the Company has been provided.

                  (7) This Agreement constitutes the undersigned's valid and legally binding obligation and is fully enforceable against the undersigned in accordance with its terms.

                  (8)  If  the   undersigned  is  an  entity,   the  undersigned
represents its purchase of Securities has been duly authorized.

            b. These representations and warranties are true and accurate as of the date of this Agreement and shall be true and accurate as of the date of the acceptance by the Company of this subscription and the "Closing." "Closing" shall be that date on which the offering has been terminated by the Company. If, in any respect, any representations and warranties are not true and accurate before Closing, the undersigned will give written notice to the Company specifying which representations and warranties are not true and accurate.

      5. Severability. It is the intention of the parties that the provisions of this Agreement shall be enforceable to the fullest extent permissible under applicable law. If any clause or provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, then the remainder of this Agreement shall not be affected thereby, and in lieu of each clause or provision of this Agreement which is illegal, invalid or unenforceable, there shall be added, as a part of this Agreement, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and as may be legal, valid, and enforceable.

      6. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

      7. Amendment. This Agreement may be amended only by a written instrument signed by each of the parties hereto.

      8. Binding Effect; Counterparts. This Agreement is not transferable or assignable by the undersigned. This Agreement, upon acceptance by the Company, shall be binding upon the permitted successors and assigns hereof. This Agreement may be executed in one or more counterparts, all of which taken together will constitute one and the same Agreement.

      9. Investor Certifications. The undersigned certifies to the Company that the undersigned meets the general suitability standards for investors since the undersigned meets one or more of the following standards:

            (Please initial those standards (one or more) which do apply to the undersigned - the Company must have this information to insure compliance with Regulation D of the Securities Act of 1933 and any applicable state securities law).

            ______ (i) The undersigned is an individual with income in excess of $200,000 in each of the two most recent calendar years, or had a joint income with his or her spouse in excess of $300,000 in each of these years and reasonably expects to have such in the current year.

            ______ (ii) The undersigned is an individual with a net worth (including residences, furnishings and automobiles), either alone or together with his or her spouse of at least $1,000,000.

            ______ (iii) The undersigned is an entity in which all the equity owners meet one of the standards set forth in (i) and (ii) above.

            ______ (iv) The undersigned is a corporation, partnership or other business entity not formed for the specific purpose of acquiring the Securities with total assets in excess of $5,000,000.

            ______ (v) The undersigned is a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person with such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Securities.

            ______ (vi) The undersigned has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks set forth in this Agreement and in the Transaction Documents with regard to this investment. Accordingly, although the undersigned may consult an accountant, attorney, or other advisor, the undersigned is relying in the main on his or its own judgment in the decision to invest.

      IN WITNESS WHEREOF, subject to acceptance of the Company, the undersigned has completed this Agreement to evidence his or its subscription for Notes.

THE  UNDERSIGNED  SUBSCRIBES  FOR A NOTE  OF THE  COMPANY  IN A NOTE  AMOUNT  OF
$666,000.

      Robert Fishbein
      -------------------------------------------
      Print Name of Individual or Entity Investor


            /s/ Robert Fishbein
      -------------------------------------------
      Signature

            525 W. 52nd Street
      ----------------------------------
      Street Address


            New York, NY 10019
      ----------------------------------
      City, State, Zip Code

      --------------------------------
      Social Security Number


            Workflow Management, Inc. has accepted this Subscription Agreement as of the 19th day of January , 1999.

                            WORKFLOW MANAGEMENT, INC.


                                    By:   /s/ Steve Gibson
                                        ---------------------------------
                                    Name: Steve Gibson
                                          -------------------------------
                                    Title:      Vice President and CFO
                                           ------------------------------

                                    EXHIBIT A

                                 (Form of Note)

                                    EXHIBIT A


THIS PROMISSORY NOTE, THE ATTACHED WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE ATTACHED WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE, SUCH WARRANTS OR SHARES, NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE OR SUCH WARRANTS OR SHARES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE OR SUCH UNITS MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER
CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR STATE REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         12% Subordinate Promissory Note

$__________________                                   January 19, 1999

      WORKFLOW MANAGEMENT, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of __________________________________, with an address to be provided to the
Company, or its registered assigns (the "Holder"), the principal amount of _____________________________ Dollars ($________________) on the Maturity Date
(as defined below), and to pay interest on the unpaid principal balance hereof at the rate of twelve percent (12%) per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months) semi-annually on the first day of each July and January commencing July 1, 1999, and on the Maturity Date (each such date being an "Interest Payment Date") all as hereafter further provided. Fifty percent (50%) of the interest payable hereunder on any Interest Payment Date may, at the option of the Company, be paid in additional Notes in the form hereof for such amount.

      In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

      1. Offering; Subscription Agreement. This Note was issued by the Company in an offering of promissory notes (the "Offering") made pursuant to a Subscription Agreement of even date herewith (the "Subscription Agreement") between the Company and the original Holder hereof. The series of promissory notes issued in connection with the Offering is referred to hereafter as the "Notes."

      2. Payments.

            (a)  To  the  extent  not  previously   paid  as  provided   herein,
outstanding principal of, and any accrued and unpaid interest on, this Note shall be due and payable in full on January 18, 2009 (the "Maturity Date").

            (b) Interest on this Note shall accrue from the date hereof to but excluding the next Interest Payment Date, and shall be payable in arrears on each Interest Payment Date thereafter.

            (c) If any Interest Payment Date or the Maturity Date would fall on a day that is not a Business Day (as defined below), the payment due on such Interest Payment Date or Maturity Date will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or the Maturity Date, as the case may be. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Palm Beach, Florida.

            (d) The Company  may not prepay  this Note  during the first  twelve
(12) months following the date hereof. Thereafter, the Company may, at its option prepay in whole, but not in part, the principal of this Note and any Notes issued in lieu of the payment of interest hereon pursuant to the first paragraph of this Note by paying to the holder hereof such principal plus any accrued interest with respect thereto, plus the Optional Redemption Premium. The Optional Redemption Premium shall be a premium equal to the following percentages of the principal amount: 6.00% during the second year following the date hereof, 3.00% during the third year following the date hereof, 2.00% during the fourth year following the date hereof, 1.00% during the fifth year following the date hereof, and 0.00% thereafter. All payments on this Note shall be applied first to accrued interest hereon and the balance to the payment of principal hereof. Except for such permitted prepayments, the Company may not voluntarily prepay this Note without the consent of the Holder.

            (e) Payments of principal and interest on this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            (f) On each anniversary of this Note (or, if not on a Business Day, then on the next succeeding Business Day) Warrants for the purchase of Common Stock of the Company in substantially the form attached as Exhibit A (the "Warrants") will be issued to the holder of this Note sufficient to provide for a Total Annual Return (as hereinafter defined) for such preceding year of 15%. The value of such Warrants shall be the Fair Market Value of the Company's common stock (the "Common Stock") issuable upon exercise of such Warrants. Upon payment in full of all amounts due under this Note, or upon a Change of Control (as hereinafter defined), the Warrant or Warrants previously issued to the holder of this Note will be returned to the Company and Warrants will be reissued to the holder of this Note for the purchase of a number of shares of the Company's stock such that the holder's aggregate Total Annual Return is not less than 15% per annum and not greater than 18% per annum.

                  For purposes of this Note, the term "Change of Control" means if (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (i) is or shall become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 20% or more on a fully diluted basis of the voting and economic interests of the Company or (ii) shall have obtained the power (whether or not exercised) to elect a majority of the Board of Directors of the Company or (b) the Board of Directors of the Company shall cease to consist of a majority of "Continuing Directors" (as hereinafter defined) or (c) the Company shall sell substantially all of its assets. "Continuing Directors" shall mean the (A) directors serving on the Board of Directors of the Company as of the date of issuance of this Note (the "Original Directors") or (B) directors who thereafter are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board was approved by a vote of at least 2/3 of the Original Directors then still in office (such directors becoming "Additional Original Directors") immediately following their election or (C) directors who are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election). "Total Annual Return" means at any one time the return on the investment in this Note by the holder hereof which shall include (i) the annual interest obligations of the Company relating to this Note and any Notes issued in lieu of interest thereon, (ii) the Fair Market Value of Common Stock issuable upon exercise of the Warrants (based on the assumption that the Warrants are exercised on said date), and (iii) any Optional Redemption Premium paid to the holder hereof. The term "Fair Market Value" means the current market price per share of the Common Stock at any date which shall be deemed to be the average of the daily closing price for the 20 consecutive days (which are not legal holidays) commencing 30 days (which are not legal holidays) before the day in question. The closing price for each day shall be the (i) mean between the closing high bid and low asked quotations of Common

  Stock on the National Association of Securities Dealers, Inc., Automated Quotation System or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or if not quoted as described in clause (i) the (ii) mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five (5) of the ten (10) preceding days, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sales price regular way, or the closing bid price if no sale occurred, of Common Stock on the principal securities exchange on which Common Stock is listed. If Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the Board of Directors of the Company acting in good faith shall determine the Fair Market Value of the Common Stock by determining the current market price on the basis of such quotations and other information as they consider appropriate, in their reasonable judgment or, lacking such determination, the current market price shall be the fair market value per share of Common Stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company.

            (g) Except as otherwise provided herein, the obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, setoff, counterclaim, rescission, recoupment or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

            (h) Any amounts due hereunder which are not paid within ten (10) days after their due date shall accrue a late charge equal to ten (10) percent of the amount due.

      3. Ranking of Note.

            (a) The Company covenants and agrees, and the Holder, by accepting this Note, also covenants and agrees, that the indebtedness represented by this Note and the payment of principal and interest on, premium, if any, and all other amounts owing in respect of, this Note (collectively, the "Subordinated Obligations") shall be expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Debt (as hereinafter defined). Senior Debt shall mean all Indebtedness (as hereinafter defined) of the Company, whether outstanding on the date hereof or hereafter arising or created, for principal, premium, interest (including any interest accruing subsequent to an event of bankruptcy or similar proceeding with respect to the Company at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under any such proceeding or applicable law), fees, reimbursements, indemnities, expenses, or any other obligations due from the Company excluding promissory notes or accounts payable due to shareholders, officers or affiliates of the Company (other than any such shareholder or affiliate in its capacity as a lender to, or creditor of, the Company under one or more other credit or similar facilities with, or guaranteed by, the Company) and unsecured trade debt of the Company, each of which shall be pari passu with the Note. The term "Indebtedness" shall mean (A) any liability of the Company (v) for borrowed money, (w) evidenced by a note, debenture, bond or other instrument of indebtedness (including, without limitation, a purchase money obligation), including any given in connection with the acquisition of property, assets or service, (x) for the payment of rent or other amounts relating to capitalized lease obligations, (y) in respect of letters of credit, bankers acceptances and similar facilities or (z) in respect of interest rate protection agreements, currency agreements, commodity agreements, hedging agreements and similar agreements and arrangements; (B) any liability of others described in Section 3(a)(A) which the Company has guaranteed or which is otherwise its legal liability; and (C) any modification, renewal, extension, replacement, refinancing, restructuring or refunding of any such liability; provided, that Indebtedness does not include unsecured trade credit. The subordination provisions contained in this Note are for the benefit of, and shall be directly enforceable by, the holders of Senior Debt, and each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Debt in reliance upon the covenants and provisions contained in this Note.

            (b) Payment of Subordinated Obligations due on this Note may be made as scheduled or permitted so long as there shall not have occurred and be continuing an event which constitutes a Default or an Event of Default as defined in any instrument, document or agreement evidencing the Senior Debt. No payment of any kind or character, whether in cash, property or securities (including in the form of additional Notes in respect of in-kind interest payments), on this Note shall be made by the Company, if, at the time of such payment or after giving effect thereto, there shall have occurred and be continuing an event which constitutes a Default or an Event of Default as defined in any instrument, document or agreement evidencing the Senior Debt, and such Default or Event of Default shall not have been cured or waived or shall not have ceased to exist. In the event that, notwithstanding the foregoing, any payment by, or distribution of the assets of, the Company of any kind or character, whether in cash, property or securities shall be received by the Holder before all Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to the holder of, such Senior Debt or its agent or representative, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holder of such Senior Debt.

            (c) Upon any distribution of the assets of the Company upon any dissolution, winding up, total or partial liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization, arrangement, receivership or similar proceedings, whether voluntary or involuntary, or upon any assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company or otherwise: (i) the holders of the Senior Debt shall first be entitled to receive cash payment in full of all amounts payable in respect of all Senior Debt (including, but not limited to, principal, premium, interest (including any interest accruing subsequent to an event of bankruptcy or similar proceeding with respect to the Company at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under any such proceeding or applicable law), fees, reimbursements, indemnities, expenses and other amounts) before the Holder is entitled to receive any payment of any kind or character in respect of the Subordinated Obligations evidenced by this Note, whether in cash, property or securities (including in the form of additional Notes which may be issued in respect of in-kind interest payments); (ii) any payment by, or distribution of the assets of, the Company of any kind or character, whether in cash, property or securities, to which the Holder would be entitled, except for the provisions of this Section 3, shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holder of Senior Debt or its agent or other representative, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holder of such Senior Debt; and (iii) in the event that, notwithstanding the foregoing, any payment by, or distribution of the assets of, the Company of any kind or character, whether in cash, property or securities shall be received by the Holder before all Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to the holder of, such Senior Debt or its agent or representative, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holder of such Senior Debt.

            (d) Subject to the cash payment in full of all Senior Debt, the holder of this Note shall be subrogated to the rights of the holder of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until all amounts owing on this Note shall be paid in full, and, as between the Company, its creditors, other than the holders of Senior Debt, and the holder of this Note, no such payment or distribution made to the holder of Senior Debt by virtue of this Section 3 which otherwise would have been made to the Holder shall be deemed to be a payment by the Company on account of this Note.

            (e) Nothing contained in this Note is intended to or shall impair, as between the Company, its creditors, other than the holder of Senior Debt, and the holder of this Note, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms, or affect the relative rights of the Holder and the creditors of the Company, other than the holders of Senior Debt, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Note of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

            (f) Upon any payment or distribution of assets of the Company referred to in this Note, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending, or upon a certificate of the liquidating trustee or agent or other person making any payment or distribution to the Holder for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holder of the Senior Debt and any other Indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Note.

            (g) With or without notice to or further assent from the Holder, any holder of Senior Debt may at any time or from time to time, in its discretion, either prior to or after any default on the part of the Company, extend or change any of the terms of the Senior Debt, waive any default, modify, rescind, or waive any provision of any related agreement or collateral undertaking, release, exchange, fail to resort to or realize upon any collateral security or any part thereof available to it for the Senior Debt, and generally deal with the Company in such manner as such holder of Senior Debt may see fit without impairing or affecting its rights and remedies under this Note. The Holder, by accepting this Note, waives any and all notice of the receipt of acceptance of the terms of subordination contained herein by any holder of Senior Debt and other creation, renewal, extension or accrual of any of the Senior Debt.

            (h) In the event the Company is adjudged a bankrupt or insolvent by a court having jurisdiction, or in the event such a court approves a petition seeking reorganization, arrangement, adjustment, or compensation of, or in respect of, the Company under Federal Bankruptcy Law, as now hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in the event the Company is otherwise subject to a voluntary or involuntary case under Federal or state bankruptcy or insolvency law, and a Holder does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then any of the holders of the Senior Debt or their agent or representative is hereby authorized to file an appropriate claim for and on behalf of the Holder of this Note. Nothing herein contained shall be deemed to authorize the holders of Senior Debt or their agent or representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting this Note or the rights of the Holder hereof, or to authorize the holders of Senior Debt or their agent or representative to vote in respect of the claim of the Holder in any such proceeding.

      (i) To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment has not occurred.

      (j) Section 3 of this Note may not be amended without the prior written consent of the holders of the Senior Debt or their agent.

      4. Information. The Company shall make available to the Holder financial or other information regarding the Company that the Holder may reasonably require. The Company shall notify the Holder immediately upon the occurrence of an Event of Default under Section 5(d), (e) or (f) hereof.

      5. Events of Default. The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

            (a) A default in the payment of the principal on any Note, when and as the same shall become due and payable.

            (b) A default in the payment of any interest on any Note, when and as the same shall become due and payable, which default shall continue for thirty (30) business days after the date fixed for the making of such interest payment.

            (c) A default in the performance, or a breach, of any other covenant or agreement of the Company in this Note and continuance of such default or breach for a period of sixty (60) days after receipt of notice from the Holder as to such breach.

            (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action.

            (e) The acceleration of Senior Debt in excess of $5,000,000.

            (f) Any final judgment(s) for the payment of money in excess of the sum of $5,000,000 in the aggregate shall be rendered against the Company (to the extent not paid or covered by insurance) and such judgment or judgments shall not be satisfied, discharged, vacated, stayed, or bonded pending appeal within thirty (30) days after the entry of said judgment.

      6. Remedies Upon Default.

            (a) Subject to Section 6(c) hereof, upon the occurrence of an Event of Default, the Holders of not less than 25% in principal amount of then outstanding Notes (excluding any Notes held by or for the account of the Company or any affiliate of the Company) may declare the principal amount then outstanding of, and the accrued interest on, the Notes to be due and payable immediately, and upon such declaration the same shall become due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Company, it being understood and agreed that such acceleration shall not be effective unless and until at least ten (10) days prior written notice thereof has been given by the Holder to the Company's senior credit facility lenders through their agent, which, as of the date of this Note, is Banker's Trust Company. Notwithstanding the immediately preceding sentence, subject to the terms of this Note (including the provisions of Section 3 hereof), in the event of an Event of Default under Section 5(a) or 5(b), the Holder shall be entitled to pursue the Company for the unpaid principal or interest then due and payable.

            (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

            (c) The provisions of Section 6(a) are subject to the condition that if the principal of and accrued interest on all or any outstanding Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in Section 5(a) through (f), inclusive, the holders of 51% in aggregate principal amount of the Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, provided that at the time such declaration is annulled and rescinded (i) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes; (ii) all arrears of interest upon all the Notes and all other sums payable under the Notes (except any principal or interest on the Notes which has become due and payable solely by reason of such declaration under 6(a)) shall have been duly paid or the payment thereof as a condition precedent to such rescission or annulment shall have been waived by the holders of more than 51% in aggregate principal amount of the Notes then outstanding pursuant to Section 7(a) hereof; and (iii) each and every other Default and Event of Default shall have been made good, cured or waived pursuant to Section 7(a) hereof; and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto.

      7. Amendments, Waivers and Consents.

            (a) Any term, covenant, agreement or condition contained in this Note may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the holders of at least 51% in aggregate principal amount of the Notes then outstanding; provided that, without the written consent of each Holder affected thereby, no such waiver, modification, alteration or amendment shall be effective (i) which will extend the maturity date of the Notes or reduce the principal amount thereof or change the rate of interest thereon or amend Section 4(d), or (ii) which will change the percentage of holders of the Notes required to consent to any such amendment, alteration or modification or any of the provisions of this Section 7.

            (b) Except as otherwise provided in the proviso to Section 7(a), any such amendment or waiver shall apply equally to all of the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereto.

      8. Transfer.

            (a) Not more than fifty percent (50%) of the face amount of this Note may be transferred, whether by assignment, participation or otherwise.

            (b) Any Notes issued upon the transfer of this Note shall be numbered and shall be registered in a Note Register as they are issued. The Company shall be entitled to treat the registered holder of any Note on the Note Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Note on the part of any other person, and shall not be liable for any registration or transfer of Notes which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Note shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Note or Notes to the person entitled thereto. This Note may be exchanged, at the option of the Holder thereof, for another Note, or other Notes of different denominations, of like tenor and representing in the aggregate a like principal amount, upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Notes to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933 (the "Act") and the rules and regulations thereunder.

            (c) The Holder acknowledges that he has been advised by the Company that neither this Note nor the Warrants nor the shares of Common Stock issuable upon exercise of the Warrants issued to the Holder in connection with this Note (the "Warrant Shares") have been registered under the Act, that the Note is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the original Holder in the original Holder's Subscription Agreement executed and delivered in accordance with the terms of the Offering. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of the Note, the Warrants or Warrant Shares shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Note or Warrant Shares is registered under the Act, it being understood that neither the Note nor the Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register the Notes or Warrants or Warrant Shares except as specifically provided herein, or (ii) the Note or Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Note for the sale of the Note or the Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

            (d) The Holder shall provide written notice to the Company at least thirty (30) days advance written notice of any proposed sale or transfer of this Note. Following the giving of such notice, the Company shall have a right of first refusal for twenty (20) days to acquire this Note under the proposed terms of transfer. Should the Company fail to exercise its right of first refusal, the

Holder may transfer the Note under the proposed terms so long as such transfer is effected within ninety (90) days of the giving of the notice.

      9. Miscellaneous.

            (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 240 Royal Palm Way, Palm Beach, Florida 33480, Attention: President, with a copy to Kaufman & Canoles, 2000 NationsBank Center, P.O. Box 3037, Norfolk, Virginia 23514-3037,
Attn: Gus J. James, II, Esq.; (ii) if to the Holder, at its address provided to the Company; or (iii) in either case, to such other address the party shall have furnished in writing in accordance with the provisions of this Section 9(a). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 9(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this
Section 9(a) shall be deemed given at the time of receipt thereof.

            (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (and upon surrender of this
Note if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination. In the case of a lost or stolen Note, the Company may require the Holder to execute an indemnity agreement or to provide an indemnity bond.

            (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

            (d) Subject to Section 7 hereof, this Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

            (e) This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

            (f) The Company irrevocably consents to the Jurisdiction of the state courts of the State of New York located in New York City, New York, and of any federal court located in such City in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with
Section 9(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint or other process so served.

            (g) It is the intention of the parties that the provisions of this Agreement shall be enforceable to the fullest extent permissible under the applicable law. If any clause or provision of this Note is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, then the remainder of this Note shall not be affected thereby, and in lieu of each clause or provision of this Note which is illegal, invalid or unenforceable, there shall be added, as a part of this Note, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and as may be legal, valid, and enforceable.

      IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                    WORKFLOW MANAGEMENT, INC., a
                                    Delaware corporation


                                    By:
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                                    Name:
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                                    Title:
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